EXHIBIT 10.5
AMENDMENT NO. 3, dated as of January 28, 2021 (this “Amendment”). Reference is made to the Credit Agreement dated as of May 22, 2015, among RESOLUTE FOREST PRODUCTS INC., a Delaware corporation (the “Company”), RESOLUTE FP CANADA INC., a Canadian corporation (“RFP Canada”), the guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, as lenders (the “Lenders”), BANK OF AMERICA, N.A., as the Administrative Agent under the U.S. Subfacility (in such capacity, the “U.S. Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as the Administrative Agent under the Canadian Subfacility (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agent”) and the various other parties thereto (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.
WHEREAS, the Credit Parties and the Administrative Agent desire to cure an obvious error or an error or omission of a technical or immaterial nature in the Credit Agreement and the Credit Parties and the Administrative Agent wish to amend the Credit Agreement in accordance with Section 13.12(g) of the Credit Agreement to effect such cure;
WHEREAS, the form of this Amendment was posted for review by the Lenders on the Platform on January 21, 2021;
WHEREAS, the Required Lenders have not objected to the form of this Amendment prior to the date hereof; and
WHEREAS, the Administrative Agent and the Company are willing to enter into this Amendment on the terms and conditions set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1.    Amendment. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as defined below), hereby amended as follows:
(a)    The definition of “Bank Product” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
““Bank Product” shall mean any of the following products, services or facilities extended to any Borrower or any of Company’s Subsidiaries: (a) Cash Management Services; (b) products under Hedging Agreements; (c) commercial credit card and merchant card services; and (d) guarantees and indemnities with respect to transactions of the type described in clauses (a) through (c) above and any other banking products or services as may be requested by any Borrower, other than Letters of Credit.”

Section 2.    Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, each Credit Party represents and warrants that:
(a)Organizational Status. Each Credit Party and each of its Restricted Subsidiaries (i) is a duly organized or incorporated and validly existing corporation, partnership, limited liability company or unlimited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization or incorporation, to the extent applicable, (ii) has the corporate, partnership, limited liability company or unlimited holding company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.
(b)Power and Authority. Each Credit Party has the corporate, partnership, limited liability company or unlimited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate, partnership, limited liability company or unlimited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment. Each Credit Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
Section 3.    Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment executed by the Credit Parties and the Administrative Agent.
Section 4.    Counterparts and Electronic Signatures.
(a)This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.
(b)The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formation on electronic platforms approved by the Administrative Agents or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 5.    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. The provisions set forth in Section 13.08 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.
Section 6.    Headings Descriptive. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
Section 7.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each Credit Party hereby consents to this Amendment and confirms that all obligations of each Credit Party under the Credit Documents to which it is a party shall continue to apply to the Amended Credit Agreement. This Amendment shall not constitute a novation of the Credit Agreement or any other Credit Document.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
U.S. BORROWERS
RESOLUTE FOREST PRODUCTS INC.
By: /s/ Remi G. Lalonde

Rémi G. Lalonde
Senior Vice President and Chief Financial Officer
RESOLUTE FP US INC.
By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
CANADIAN BORROWERS
RESOLUTE FP CANADA INC.

By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
[Signature Page to Amendment No. 3]

U.S. GUARANTORS
ATLAS SOUTHEAST PAPERS, INC. BOWATER NUWAY MID-STATES INC. DONOHUE CORP.
FIBREK U.S. INC.
FIBREK RECYCLING U.S. INC.
CALHOUN NEWSPRINT COMPANY
RESOLUTE FP FLORIDA INC.
ATLAS TISSUE HOLDINGS, INC.
RESOLUTE US LUMBER INC.
RESOLUTE EL DORADO INC.

By:	/s/ Remi G. Lalonde
Rémi G. Lalonde Vice President and Chief Financial Officer

ABITIBI CONSOLIDATED SALES LLC RESOLUTE GROWTH US LLC
By: Resolute Forest Products Inc., its Sole Member

By:	/s/ Remi G. Lalonde
Rémi G. Lalonde Vice President and Chief Financial Officer
AUGUSTA NEWSPRINT HOLDING LLC
By: Abitibi Consolidated Sales LLC, its Member
By: Resolute Forest Products Inc., its Sole Member

By:	/s/ Remi G. Lalonde
Rémi G. Lalonde Vice President and Chief Financial Officer
[Signature Page to Amendment No. 3]

RESOLUTE FP AUGUSTA LLC
By: Abitibi Consolidated Sales LLC, its Manager
By: Resolute Forest Products Inc., its Sole Member

By:	/s/ Remi G. Lalonde
Rémi G. Lalonde Senior Vice President and Chief Financial Officer

BOWATER NEWSPRINT SOUTH LLC
FD POWERCO LLC

By:	/s/ Remi G. Lalonde
Rémi G. Lalonde Manager

GLPC RESIDUAL MANAGEMENT, LLC
By: Fibrek Recycling U.S. Inc., its Sole Member

By:	/s/ Remi G. Lalonde
Rémi G. Lalonde Vice President and Chief Financial Officer

ACCURATE PAPER FLEET, LLC
By: Accurate Paper Holdings, LLC, its Sole Member
By: Atlas Tissue Holdings, Inc., its Sole Member

By:	/s/ Remi G. Lalonde
Rémi G. Lalonde Vice President and Chief Financial Officer
[Signature Page to Amendment No. 3]

ATLAS PAPER MANAGEMENT, LLC
By: Atlas Paper Mills, LLC, its Sole Member
By: Atlas Tissue Holdings, Inc., its Sole Member
By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
ACCURATE PAPER HOLDINGS, LLC
ATLAS PAPER MILLS, LLC
By: Atlas Tissue Holdings, Inc., its Sole Member
By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
RESOLUTE TISSUE LLC
By: Resolute Growth US LLC, its Sole Member
By: Resolute Forest Products Inc., its Sole Member
By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Senior Vice President and Chief Financial Officer
RESOLUTE HAGERSTOWN LLC
By: Resolute FP US Inc., its Sole Member
By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
[Signature Page to Amendment No. 3]

RESOLUTE NAVCOR LLC
RESOLUTE CADDO RIVER, LLC
RESOLUTE CROSS CITY LLC
RESOLUTE CROSS CITY REAL ESTATE HOLDINGS
LLC
RESOLUTE CROSS CITY TIMBER MANAGEMENT
LLC
RESOLUTE GLENWOOD LLC
By: RESOLUTE US Lumber Inc., its Sole Member

By:	/s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
CANADIAN GUARANTORS
ABITIBIBOWATER CANADA INC.
BOWATER CANADIAN LIMITED
BOWATER LAHAVE CORPORATION
FIBREK INTERNATIONAL INC.
RFPG HOLDING INC.
SFK PULP FINCO INC.
By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
FIBREK GENERAL PARTNERSHIP
By: Resolute FP Canada Inc., its Managing Partner
By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
[Signature Page to Amendment No. 3]

RFPG L.P.
By: RFPG Holding Inc., its General Partner
By: /s/ Remi G. Lalonde
Rémi G. Lalonde
Vice President and Chief Financial Officer
[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as U.S. Administrative Agent and Collateral Agent

By:	/s/ Brad Handrich
Name: Brad Handrich Title: Vice President
BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian Administrative Agent
By: /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title:    Vice President

[Signature Page to Amendment No. 3]